UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐                              Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Eloqua, Inc.

(Name of Registrant as Specified In Its Charter)

Oracle Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Filed by Oracle Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Eloqua, Inc. Commission File No.: 001-35616

Press Release

Oracle Buys Eloqua

Adds Leading Modern Marketing Platform to the Oracle Cloud to Help Companies Deliver Exceptional Customer Experiences

REDWOOD SHORES, Calif., December 20, 2012 –Oracle today announced that it has entered into an agreement to acquire Eloqua, Inc. (NASDAQ: ELOQ), a leading provider of cloud-based marketing automation and revenue performance management software for $23.50 per share or approximately $871 million, net of Eloqua’s cash. Eloqua’s modern marketing cloud delivers best-in-class capabilities to ensure every component of marketing works harder and more efficiently to drive revenue.

The combination of Oracle and Eloqua is expected to create a comprehensive Customer Experience Cloud offering to help companies transform the way they market, sell, support and serve their customers. The combined offering is expected to enable organizations to provide a highly personalized and unified experience across channels, create brand loyalty through social and online interactions, grow revenue by driving more qualified leads to sales teams, and provide superior service at every touchpoint.

The Board of Directors of Eloqua has unanimously approved the transaction. The transaction is expected to close in the first half of 2013, subject to Eloqua stockholder approval, certain regulatory approvals and other customary closing conditions.

“Modern marketing practices are driving revenue growth and is a critical area of investment for companies today,” said Thomas Kurian, Executive Vice President, Oracle Development. “Eloqua’s leading marketing automation cloud will become the centerpiece of the Oracle Marketing Cloud and is an important addition to the Oracle Customer Experience offering, which includes the Oracle Sales Cloud, Oracle Commerce Cloud, Oracle Service Cloud, Oracle Content Cloud and Oracle Social Cloud.”

“Exceptional customer experience starts with knowing your customer’s preferences and delivering a highly personalized buying experience,” said Joe Payne, Chairman and CEO, Eloqua. “Together with Oracle, we expect to accelerate the pace of the modern marketing revolution and help our customers transform the way they market, sell, support and serve their customers.”

More information on this announcement is available at http://www.oracle.com/eloqua.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ:ORCL), visit www.oracle.com.

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates.

###

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Eloqua, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Eloqua, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Eloqua, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Eloqua may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Eloqua.

In addition, please refer to the documents that Oracle and Eloqua, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Eloqua’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Eloqua is under any duty to update any of the information in this document.

Oracle is currently reviewing the existing Eloqua product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Eloqua’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Eloqua or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Eloqua will file a proxy statement with the SEC. Additionally, Eloqua and Oracle will file other relevant materials in connection with the proposed acquisition of Eloqua by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Esperanza Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Eloqua. The materials to be filed by Eloqua with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Eloqua are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Eloqua and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Eloqua stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Eloqua’s participants in the solicitation, which may, in some cases, be different than those of Eloqua’s stockholders generally, is set forth in the materials filed by Eloqua with the SEC, including in Eloqua’s Registration Statement on Form S-1, and will be set forth in the proxy statement relating to the merger when it becomes available.

Contact Info

Carol Sato	Ken Bond
Oracle Corporate Communications	Oracle Investor Relations
+1 650.633.5551	+1 650.607.0349
carol.sato@oracle.com	ken.bond@oracle.com

Oracle Buys Eloqua
Adds Leading Modern Marketing Platform to the
Oracle Cloud to Help Companies Deliver
Exceptional Customer Experiences
December 20, 2012
Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Eloqua, Inc.
Commission File No.: 001-35616

Cautionary Statement Regarding Forward-Looking Statements
This document contains certain forward-looking statements about Oracle and Eloqua, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Eloqua, anticipated customer benefits and general business outlook.  When used in this presentation, the words "anticipates", “can", “will”, "look forward to",
"expected" and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Eloqua, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Eloqua may be adversely affected by other economic, business, and/or competitive factors.  Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or
Eloqua. In addition, please refer to the documents that Oracle and Eloqua, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q
and 8-K. These filings identify and address other important factors that could cause Oracle's and Eloqua's respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this presentation. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Neither Oracle nor Eloqua is under any duty to update any of the information in this presentation.
Oracle is currently reviewing the existing Eloqua product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of Eloqua's product roadmap are at the sole discretion of Oracle.  All product roadmap information, whether communicated by Eloqua or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.
Additional Information about the Merger and Where to Find It
In connection with the proposed merger, Eloqua will file a proxy statement with the SEC.  Additionally, Eloqua and Oracle will file other relevant materials in connection with the proposed acquisition of Eloqua by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of
Oracle, Esperanza Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Eloqua. The materials to be filed by Eloqua with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Eloqua are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Eloqua and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Eloqua stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Eloqua's participants in the solicitation, which may, in some cases, be different than those of Eloqua's stockholders generally, is set forth in the materials filed with the SEC, including in Eloqua’s Registration Statement on Form S-1, and will be set forth in the proxy statement relating to the merger when it becomes available.
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 2

What We Are Announcing
• Oracle buys Eloqua
• About Eloqua
•
Combination creates a comprehensive Customer Experience Cloud that enables companies to transform the way they market, sell, support and serve their customers
•
Enables organizations to provide a highly personalized and unified experience across channels, to create brand loyalty through social and online interactions, to grow revenue by driving more qualified leads to sales teams, and to provide superior service at every touch point
•
Delivers end-to-end management of the customer journey through unified data, integrated business process management and business analytics
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 3
•
Adds leading modern marketing platform to the Oracle Cloud to help companies deliver exceptional customer experience
•
Transaction is expected to close in the first half of 2013
•
Eloqua is a leading provider of modern marketing automation and revenue performance management software that ensures every component of marketing works harder and more efficiently to drive revenue
•
Headquartered in Vienna, VA, with approximately 400 employees worldwide
•
Eloqua has more than 1,200 customers and 100,000 global users, from companies large and small, that rely on Eloqua to power revenue performance and growth

A Fundamental Shift in Customer Experience
Customers Are Demanding that Sellers Transform the Buying Process
WELL INFORMED
Customers demand relevant and unfettered access to
product information through many channels
MULTIPLE INTERACTIONS
Customers choose when, where and how often they
want to engage with sellers
HIGHER EXPECTATIONS
Customers expect seamless recognition at every touch-
point along with superior customer service
MORE INFLUENCE
Customers increasingly exercise influence on social
channels to provide feedback
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 4

Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 5
“Be Relevant”
“Reward Me”
“Earn My Trust”
“Be Transparent”
“Make It Easy”
“Know My History”
Deliver the Experiences That Customers Want
“Represent Me”
The Customer Experience Lifecycle
Great Customer Experience Is the Sum of All Interactions
“Give Me More Value”
“Engage Me”
“Be Consistent”
“Understand My Needs”

Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 6
A Comprehensive Solution is Needed
to Deliver Unmatched Customer Experiences
Deliver a single, integrated and highly
personalized customer experience
• Content: transforms how customers are
educated and informed online
• Social: transforms how customers interact
with brands across social media
• Marketing: transforms how customers are
discovered and nurtured
• Commerce: transforms how customers buy
products and services via store fronts
• Sales: transforms how customers buy
product and services via sales people
• Service: transforms how customers are
serviced and supported
BUY OWN
Support & Serve Market & Sell

The Oracle Customer Experience Cloud
Mobile
Social
In Store
Contact Center
Field Service
Direct Sales
Channel Sales Web
Customer Experience Foundation
Data Management
Integration, Automation,
Decisioning
Collaboration & Business
Intelligence
Oracle
Service Cloud
Oracle
Commerce
Cloud
Oracle
Sales Cloud
Oracle Social
Marketing Cloud
Oracle
Engagement and
Monitoring Cloud
SOCIAL
SERVICE SALES COMMERCE
MARKETING
CONTENT
Oracle Sites
Oracle
Endeca
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 7

Eloqua’s Modern Marketing Platform
• Eloqua’s modern marketing platform powers
revenue performance and business growth
• Automates the marketing process enabling
marketers to immediately respond to a buyer’s
Digital Body Language
• Drives best practices in campaign execution,
testing, measurement, profiling and lead nurturing
• Eloqua establishes a marketing system of record
that can drive the following value:
• Increases revenue performance by delivering highly
qualified leads at a lower cost
• Aligns marketing performance to sales results
• Boosts demand generation efficiency and
effectiveness
• Demonstrates marketing value and accountability
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 8

Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 9
Eloqua Provides Critical Insights to Marketers
Eloqua creates modern marketers that know exactly what their customers and prospects want, enabling them to deliver a superior customer experience and to drive revenue growth for their organizations
Value
What’s the value of
my pipeline?
Reach
Who can I target to
drive value?
Conversion
What % of
prospects will
become revenue?
Velocity
How long will it
take to realize
revenue from a
prospect?
Return
What is the revenue
return on my
marketing and
sales investment?

Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 10
Software
Tech/
Manufacturing
Financial
Services
Business
Services
Telecom Entertainment
Eloqua Helps Customers Across Many Industries
Power Revenue and Business Growth
* Customer Information and Logos Provided by Eloqua

COMPANY OVERVIEW:
• National Instruments is transforming
the way engineers and scientists
design, prototype and deploy systems
for measurement, automation and
embedded applications
CHALLENGES:
• Create one master global program to replace one off
marketing programs for individual countries
• Improve productivity for the marketing team building
international campaigns
• Increase National Instruments’ global presence
RESULTS:
• The initial global program achieved an average email open
rate of 27.9%, well above the average email open rate
• Marketers are saving an average of 8 hours building
marketing programs and creating specific country content
through the master global program. The initial program
saved roughly 128 man hours
* Customer Information and Logos Provided by Eloqua
National Instruments Customer Success Story
Improved Marketing Efficiency to Launch Global Campaigns
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 11

COMPANY OVERVIEW:
• Wolters Kluwer Financial Services is
the leading worldwide provider of
comprehensive compliance, risk
management and audit solutions for
the financial services industry
CHALLENGES:
• Efficiently nurture and grow existing relationships with more than 7,000 small banks and credit unions without increasing
sales staff
• Provide automated, consistent, and relevant messaging to
both prospects and customers
RESULTS:
• Increased sales rep productivity, helping reps balance their focus on both large and small customer segments
• Revenue increased 42% from this segment of the customer
base
• Improved overall customer engagement
* Customer Information and Logos Provided by Eloqua
Wolters Kluwer Customer Success Story
Nurtured Ongoing Relationships to Improve the Customer Experience
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 12

COMPANY OVERVIEW:
• PerkinElmer designs, manufactures
and delivers advanced technology
solutions that address the world’s most
critical health and safety concerns
CHALLENGES:
• Create a more consistent user experience across multiple
touch points and ensure a cohesive brand experience
• Improve collaboration for a marketing team spread across
six global business units
RESULTS:
• Produced a unified approach to online marketing through
one common platform
• Increased teamwork and collaboration across the business,
especially between marketing and sales
• Increased number of online forms for lead capture and form conversion rates increased 99% over a six month period
* Customer Information and Logos Provided by Eloqua
PerkinElmer Customer Success Story
Centralized Digital Marketing Initiatives to Execute Effective Campaigns
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 13

McAfee Customer Success Story
Achieved Better Lead Quality Through Sales and Marketing Alignment
• McAfee, a wholly owned subsidiary of
Intel Corporation, is the world’s largest
dedicated security technology company
delivering solutions and services to end-
users, private sector enterprises, the
public sector and service providers
• Overall alignment between the sales and marketing team
• Increasing the quality of leads and ensuring only the best leads make their way into the hands of sales
• Creating an effective nurture program for leads that aren’t yet ready to buy
RESULTS:
• Through lead scoring, McAfee reduced the number of leads
by 35% while improving the overall quality of leads so that
its lead-to-opportunity conversion rate increased four fold
• The success of the lead scoring program resulted in
implementation across multiple geographies
* Customer Information and Logos Provided by Eloqua
CHALLENGES:
COMPANY OVERVIEW:
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 14

Oracle and Eloqua
• Creates a comprehensive Customer Experience Cloud that transforms how customers buy products and services and how organizations market, sell, service and support them
• Oracle offers best-in-class Sales, Commerce, Service, Content, and Social Clouds
• Eloqua’s modern marketing platform will become the centerpiece of the Oracle Marketing Cloud
• Augmented with Oracle technologies including Analytics and Big Data
• Together, Oracle and Eloqua will deliver exceptional customer experiences that:
• Create brand loyalty and advocacy for a customer’s products and services
• Drive broader purchases and repeat business
• Increase revenue growth by better targeting and more efficient and lower cost selling
• Eloqua’s management team and employees are expected to join Oracle and continue their focus facilitating excellence in marketing
A Compelling Combination
For more information please visit oracle.com/eloqua
Copyright © 2012, Oracle and/or its affiliates. All rights reserved. 15

Filed by Oracle Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Eloqua, Inc. Commission File No.: 001-35616

Overview and Frequently Asked Questions

Overview

Oracle Buys Eloqua

Adds Leading Modern Marketing Platform to the Oracle Cloud to Help Companies Deliver Exceptional Customer Experiences

On December 20, 2012, Oracle announced that it had agreed to acquire Eloqua, a leading provider of cloud-based modern marketing applications. The proposed transaction is subject to Eloqua stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close in the first half of 2013. Until the deal closes, each company will continue to operate independently, and will operate its business as usual.

Eloqua delivers marketing automation and revenue performance management software that ensures every component of marketing works harder and more efficiently to drive revenue. More than 1,200 organizations across a wide range of industries rely on Eloqua’s modern marketing cloud to automate complex marketing processes across multiple channels, to target and nurture prospects, and to deliver highly qualified leads at a lower cost to sales teams. Customers are better able to track, capture and analyze a potential buyer’s Digital Body Language, including their preferences, behavior and decision-making processes, to more accurately score and qualify leads and identify high quality prospects. Eloqua will become the centerpiece of the Oracle Marketing Cloud.

The combination of Oracle and Eloqua is expected to create a comprehensive Customer Experience Cloud offering to help companies transform the way they market, sell, support and serve their customers. The combined offering is expected to enable organizations to provide a highly personalized and unified experience across channels, to create brand loyalty through social and online interactions, and to provide superior service at every touchpoint.

Eloqua’s leading marketing automation cloud will be an important addition to Oracle’s Customer Experience offering which includes the Oracle Sales Cloud, Oracle Commerce Cloud, Oracle Service Cloud, Oracle Content Cloud, and Oracle Social Cloud. Together, this offering provides end-to-end management of the customer journey through unified data, integrated business process management, and business analytics. Oracle also remains committed to enabling customers to use Eloqua’s Marketing Cloud in a multi-vendor environment including non-Oracle sales automation systems.

PRODUCT OVERVIEW AND STRATEGY

What is the rationale for this acquisition?

Customers are increasingly discovering information about products and services through a variety of channels and online sources, rather than relying solely on a salesperson. These better informed and knowledgeable buyers are demanding a more streamlined buying and selling process. As a result, the way customers discover and buy products and services, and the way in which companies sell to and service them is fundamentally changing. Delivering the right content to the right person at the right time drives broader purchases, repeat business, brand loyalty and customer advocacy.

Exceptional customer experience starts with knowing your customer’s preferences and delivering a highly personalized buying experience. Modern marketers drive revenue because they can help organizations understand where the customer is in the buying process and enable them to target and nurture potential and existing customers more effectively. Eloqua’s modern marketing platform delivers best-in-class capabilities to ensure every component of marketing works harder and more efficiently to drive revenue.

What products does Eloqua offer?

Eloqua’s leading cloud solutions drive higher quality leads that lower the cost of demand generation and increase the revenue per customer. More than 100,000 global users from both large and small companies, rely on the marketing automation power of Eloqua to improve demand generation and lead management while driving more qualified leads. In total, Eloqua has over 1,200 customers across various industries, including 81 of the S&P 500 and 23 of the Nasdaq 100.

Key elements of the Eloqua solutions include:

•	A comprehensive revenue performance management platform with best-in-class functionality that automates and optimizes complex marketing and sales processes across multiple channels.

•

The ability to track, capture and analyze a potential buyer’s Digital Body Language including their preferences, behavior and decision-making processes, which enables selling organizations to more accurately score and qualify leads and identify high-quality prospects, thereby shortening the sales cycles.

•

Comprehensive marketing and sales performance reporting tools, including detailed dashboards tailored to meet the needs of executives, providing them with real-time insight so that they can understand the impact of marketing and sales on revenue growth and measure operational efficiency.

•	Seamless integration with other key enterprise systems, including all leading CRM platforms.

•

The Eloqua AppCloud is an open online marketplace that allows customers to leverage third party applications to extend Eloqua’s platform capabilities. Eloqua AppCloud offerings help customers to better understand their buyers, to engage through additional channels, to manage, cleanse, and append data, and to collect event registration information and send reminders – all seamlessly integrated with the Eloqua platform.

How will Eloqua extend Oracle’s strategy to deliver Customer Experience solutions?

Oracle plans to make Eloqua the centerpiece of the Oracle Marketing Cloud, which will complement the Oracle Sales Cloud, Oracle Commerce Cloud, Oracle Service Cloud, Oracle Content Cloud, and Oracle Social Cloud. Together this offering is expected to provide end-to-end management of the customer journey through unified data, integrated business process management, and business analytics.

CUSTOMERS AND PARTNERS

How is the proposed transaction between Oracle and Eloqua expected to benefit Eloqua customers?

Oracle plans to significantly increase engineering investments in Eloqua’s products, helping deliver features and innovations to its customers more rapidly. Oracle plans to integrate several of its key technology assets, such as Big Data and Business Intelligence, to deliver enhanced value to Eloqua’s products. Oracle plans to extend and expand Eloqua’s ability to sell, service and support customers around the world by utilizing Oracle’s global scale and resources.

How does Oracle plan to maintain Eloqua’s domain expertise after the closing?

The goal of the combination is to retain Eloqua’s domain expertise, given their solutions complement Oracle’s offerings. Eloqua brings significant knowledge and capabilities in the area of modern marketing automation that are focused on the customer buying experience. Eloqua’s management team and employees are expected to join Oracle after the transaction closes and continue their focus facilitating excellence in marketing.

Will Eloqua customers that use third-party applications continue to be supported?

Eloqua will continue to be an open platform for marketing automation and integrate with third party systems including sales force automation solutions and social platforms. While remaining open, Oracle also expects to augment Eloqua with Oracle applications and technologies to engineer more complete customer solutions.

How will the proposed acquisition impact the Eloqua product roadmap?

After the close of the transaction, Oracle plans to make Eloqua the centerpiece of Oracle’s Marketing Cloud, which will result in an acceleration of investments in the Eloqua solutions. We expect this will add additional functionality and capabilities at a quicker pace. Oracle also plans to implement the solution internally for our modern marketing needs.

Will Eloqua Experience continue as planned in October 2013 in San Francisco?

Both companies will work together to optimize Eloqua Experience for 2013. We are committed to providing a forum for the discussion of marketing automation and how to effectively leverage Eloqua’s technology and its capabilities.

Will Oracle continue the Markie Awards?

Yes, we look forward to continuing to recognize this excellence in marketing.

BUSINESS CONTINUITY

Can I still purchase Eloqua products?

Yes. Please contact an Eloqua sales representative to assist you, or visit www.eloqua.com for contact information.

Should Eloqua customers continue to call Eloqua customer support?

Yes. Eloqua customers should continue to use existing Eloqua contacts for support, professional services and sales to address immediate and ongoing needs. We will communicate all changes and transitions occurring after the close of the transaction well in advance through these familiar channels.

How will Oracle continue to support and broaden relationships with Eloqua partners?

We expect business to continue as usual for Eloqua partners. If contact information changes, we will communicate these changes through normal channels. Oracle partners may also use their existing Oracle channels for support to answer any questions.

Will training on Eloqua products continue?

Yes. We want to ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal.

Where can I find out more information about the proposed Oracle and Eloqua combination?

For more information, please visit oracle.com/eloqua.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Eloqua, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Eloqua, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Eloqua, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Eloqua may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Eloqua.

In addition, please refer to the documents that Oracle and Eloqua, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Eloqua’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Eloqua is under any duty to update any of the information in this document.

Oracle is currently reviewing the existing Eloqua product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Eloqua’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Eloqua or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Eloqua will file a proxy statement with the SEC. Additionally, Eloqua and Oracle will file other relevant materials in connection with the proposed acquisition of Eloqua by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Esperanza Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Eloqua. The materials to be filed by Eloqua with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Eloqua are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Eloqua and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Eloqua stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Eloqua’s participants in the solicitation, which may, in some cases, be different than those of Eloqua’s stockholders generally, is set forth in the materials filed by Eloqua with the SEC, including in Eloqua’s Registration Statement on Form S-1, and will be set forth in the proxy statement relating to the merger when it becomes available.

Filed by Oracle Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Eloqua, Inc. Commission File No.: 001-35616

Dear Customers and Partners,

On December 20, 2012, Oracle announced that it had agreed to acquire Eloqua, a leading provider of cloud-based modern marketing applications. The proposed transaction is subject to Eloqua stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close in the first half of 2013. Until the deal closes, each company will continue to operate independently, and will operate its business as usual.

Eloqua delivers marketing automation and revenue performance management software that ensures every component of marketing works harder and more efficiently to drive revenue. More than 1,200 organizations across a wide range of industries rely on Eloqua’s modern marketing cloud to automate complex marketing processes across multiple channels, to target and nurture prospects, and to deliver highly qualified leads at a lower cost to sales teams. Customers are better able to track, capture and analyze a potential buyer’s Digital Body Language, including their preferences, behavior and decision-making processes, to more accurately score and qualify leads and identify high quality prospects. Eloqua will become the centerpiece of the Oracle Marketing Cloud.

The combination of Oracle and Eloqua is expected to create a comprehensive Customer Experience Cloud offering to help companies transform the way they market, sell, support and serve their customers. The combined offering is expected to enable organizations to provide a highly personalized and unified experience across channels to create brand loyalty through social and online interactions, to grow revenue by driving more qualified leads to sales teams, and to provide superior service at every touchpoint.

Eloqua’s leading marketing automation cloud will be an important addition to Oracle’s Customer Experience offering which includes the Oracle Sales Cloud, Oracle Commerce Cloud, Oracle Service Cloud, Oracle Content Cloud and Oracle Social Cloud. Together, this offering is expected to provide end-to-end management of the customer journey through unified data, integrated business process management, and business analytics. Oracle also remains committed to enabling customers to use Eloqua’s Marketing Cloud in a multi-vendor environment including non-Oracle sales automation systems.

Eloqua’s management team and employees are expected to join Oracle and continue their focus facilitating excellence in marketing. Eloqua brings significant knowledge and capabilities in the area of modern marketing practices and the customer buying experience.

For more information please visit oracle.com/eloqua.

Thank you for your continued support.

Regards,

Thomas Kurian

Executive Vice President

Oracle Development

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Eloqua, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Eloqua, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates”, “can”, “will”, “look forward to”, “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Eloqua, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Eloqua may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Eloqua.

In addition, please refer to the documents that Oracle and Eloqua, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Eloqua’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Eloqua is under any duty to update any of the information in this document.

Oracle is currently reviewing the existing Eloqua product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Eloqua’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Eloqua or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Cautionary Statement Regarding Forward-Looking Statements

In connection with the proposed merger, Eloqua will file a proxy statement with the SEC. Additionally, Eloqua and Oracle will file other relevant materials in connection with the proposed acquisition of Eloqua by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Esperanza Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Eloqua. The materials to be filed by Eloqua with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Eloqua are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Eloqua and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Eloqua stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Eloqua’s participants in the solicitation, which may, in some cases, be different than those of Eloqua’s stockholders generally, is set forth in the materials filed by Eloqua with the SEC, including in Eloqua’s Registration Statement on Form S-1, and will be set forth in the proxy statement relating to the merger when it becomes available.